TONIX PHARMACEUTICALS HOLDING CORP. 8-K

Exhibit 99.04

The virus - host interface: A treasure trove of novel antiviral targets Tom C. Hobman Department of Cell Biology, Li Ka Shing Institute of Virology University of Alberta

Disclosures • Received research funding from Tonix Pharmaceuticals • Licensing agreement with Tonix Pharmaceuticals

Burden of epidemic/pandemic viruses ■ Smallpox virus , influenza virus, Dengue virus, HIV, chikungunya virus, Ebola virus, HCV, HBV, Zika virus, SARS - CoV - 2 …. ■ Billions of people infected since 19 th century ■ Hundreds of millions of deaths ■ Enormous economic and social impact 0 >$82 trillion for COVID - 19

Paucity of antivirals for emerging viruses ■ Conventional antivirals target viral proteins □ Take years to develop □ Often highly specific ■ Vaccines are most effective in preventing viral diseases □ Highly specific ■ Need broad spectrum antivirals as first line of defense against emerging viruses

T ak i n g advantage of the matchup Youtube.com ~10 genes >20,000 genes

T a r get i n g host - dependency factors is an exciting new frontier for antivirals • Viruses are wholly reliant on host cellular pathways for replication & assembly • Vulnerabilities • Conserved pathways that can be targeted • Multiple viruses affected • Less chance of developing resistance

The calcium pump SPCA1 is required for infectivity of multiple RNA viruses including measles, Dengue, West Nile, Zika and chikungunya viruses Hoffmann et al, 2017 Cell Host Microbe Proof of principle

>50,000 - fold reduction in SARS - CoV - 2 replication

“For the present pandemic response, and for future pandemics …. the scientific community must be ready with an arsenal of easily self - administered drugs that can be tested in rapid, efficient clinical trials immediately after the causative viral agent is identified.”

Experimental approaches • Determine which cellular pathways are perturbed or activated • Test effects of pathway agonists/inhibitors on virus replication • Flaviviruses • Alphaviruses • HIV • Coronaviruses

Zika virus (ZIKV) distribution ResearchGate

ZIKV transmission cycles Sharma et al, 2019

ZIKV causes persistent infection and uses multiple strategies to antagonize the interferon response Kumar, Hou et al, 2016; Kumar et al, 2018; Limonta et al, 2019; Airo et al, 2022 Capsid

Kumar et al, 2018 (Sertoli cells) Limonta et al, 2019 (Fetal astrocytes) Human fetal astrocytes Fibroblast growth factor - 2 (FGF2) mRNA is upregulated 270 - 8600X during ZIKV infection • FGF2 signaling suppresses IFN!

Canadian pioneers in regulation of the IFN response

The EMBO Journal Vol.17 No.12 pp.3351-3362, 1998

The molecular basis of viral oncolysis: usurpation of the Ras signaling pathway by reovirus

James E.Strong, Matthew C.Coffey, Damu Tang, Pauline Sabinin and Patrick W.K.Lee[1]

Department of Microbiology and Infectious Diseases, University of Calgary Health Sciences Centre, Calgary, Alberta, Canada T2N 4N1

Journal of Virology, May 2006, p. 4422–4430 Vol. 80, No. 9
0022-538X/06/$08.00+0 doi:10.1128/JVI.80.9.4422–4430.2006
Copyright © 2006, American Society for Microbiology. All Rights Reserved.

Negative Regulation of the Alpha Interferon-Induced Antiviral Response by the Ras/Raf/MEK Pathway

Sarah M. Battcock, Thaddeus W. Collier, Dong Zu, and Kensuke Hirasawa*

Division of Basic Medical Sciences, Faculty of Medicine, Memorial University of Newfoundland, St. John's, Canada

Journal of Virology, July 2009, p. 6717–6726 Vol. 83, No. 13
0022-538X/09/$08.00+0 doi:10.1128/JVI.02213-08
Copyright © 2009, American Society for Microbiology. All Rights Reserved.

Activated Ras/MEK Inhibits the Antiviral Response of Alpha Interferon by Reducing STAT2 Levels[∇]†

Sherri L. Christian, Thaddeus W. Collier, Dong Zu, Maria Licursi, Chris M. Hough, and Kensuke Hirasawa*

Division of BioMedical Sciences, Faculty of Medicine, Memorial University of Newfoundland, St. John's, Canada

DENV, JEV, MVEV, SLEV, YFV, ZIKV vs Control 12,966 genes with information 3621 Differentially expressed 3546 Downregulated 75 upregulated APOL1 HERC5 TRANK1 BORCS7 THEMIS2 IFI16 TNFSF10 SERPING1 CD274 SP110 SAMD9L PARP10 DDX58 ATF3 HLA - B UBA7 IFIH1 IRF7 HSPA6 IFI6 PLEKHA4 ISG 15 BST 2 IFIT 1 IFIT 3 IFIT 2 OASL MX1 CCL5 DENV C JEV C MVEV C SLEV C YFV C ZIKV C - 1.5 - 2 - 2.5 - 3 - 3.5 Flavivirus capsids downregulate the IFN response Airo et al, 2022 ViralZone

ZIKV capsid inhibits RIG - I ubiquitination by TRIM25 Yang et al, 2021 Airo et al, 2022

Flaviviruses use many strategies to inhibit IFN response • Non - structural proteins block IFN induction and signaling by targeting NF  B, IRF3 and STAT2 • Mechanisms known in many cases • Upregulated FGF signaling blocks IFN induction and ISG expression • MEK - dependent pathway • Capsid proteins block IFN induction • Inhibits TRIM25 - mediated activation of RIG - I • Conserved mechanism among flaviviruses • Occurs before NS proteins act? • Others?

Ma et al, 2011 Conserved interactions between flavivirus capsid proteins and host proteins You, Hou et al, 2015

Peroxisomes are membranous organelles that: • Catabolize very long chain fatty acids • Regulate reactive oxygen species • Are sites of biosynthesis for specialized phospholipids • Control inflammation

Knowledge gap regarding viruses and peroxisomes ViralZone Mohan et, 2002

Ferreira et al, 2022 Peroxisomes are Antiviral Signaling Platforms

What happens to peroxisomes during viral infection?

Flavivirus infection results in loss of peroxisomes You, Hou et al . 2015 Peroxisome Mock WNV

HIV - 1 infection also depletes peroxisomes Xu et al , 2017 HIVE - HIV with encephalitis HAND - HIV - Associated Neurocognitive Disorder

Different mechanisms, same result…. Wong et al , 2018

Mock 24 hpi 48 hpi 72 hpi SARS - CoV - 2 SARS - CoV - 2 infection depletes functional peroxisomes Knoblach et al, 2021

SARS - CoV - 2 infection impairs import of matrix proteins PTS1 cargo X X X X X

Ferreira et al, 2022 Some viruses upregulate peroxisomes

Peroxisomes pool is maintained by 2 main pathways Ma et al, 2011

Genetic induction of peroxisomes by Pex11 inhibits ZIKV replication by enhancing IFN response Wong et al, 2019

The ISG Viperin associates with peroxisomes Khantisitthiporn et al, 2021 • Potentiates the innate antiviral response • Positive feedback mechanism? • Positioning peroxisomes near the mitochondrial/MAM MAVS signaling synapse?

Hopfensperger et al, 2020 The power and serendipity of collaboration…… RESEARCH ARTICLE Host - Microbe Biology The HIV - 1 Accessory Protein Vpu Downregulates Peroxisome Biogenesis Zaikun Xu, a Robert Lodge, b Christopher Power, c,d,f,g Eric A. Cohen, b,h Tom C. Hobman a,d,e,f Sawa et al, 2013 So what?

Pai et al, 2017 Lots of drugs that inhibit Wnt signaling pathway Do these types of drugs induce peroxisomes??

Wnt/β - catenin inhibitors increase peroxisome density and potentiate the IFN response during viral infection Xu, Wong et al, in preparation

0 50000 100000 150000 200000 250000 * * * * * * * * * * SARS - CoV - 2 virus titer (PFU/ml) 0 20000 40000 60000 80000 * * * * * * * * * * SARS - CoV - 2 virus titer (PFU/ml) Wnt/β - catenin inhibitors inhibit SARS - CoV - 2 replication in multiple cell types Calu - 3 NHBE • No effect in Vero cells • IFN requirement? Licensed for human use Phase I or II Preclinical Xu, Wong et al, in preparation

Reducing β - catenin levels induces peroxisome proliferation and enhances IFN response Sawa et al, 2013 X Xu, Wong et al, in preparation

Yamaguchi et al, 2020 IWP - 01 KYA1797K E7449 Drugs with high SIs chosen for testing against Variants of Concern and small animal studies

Peroxisome-modulating drugs are effective against SARS-CoV-2 Variants of Concern


D614G
SARS-CoV-2 virus titer (PFU/ml)
1000000
800000
600000
400000
200000
0
DMSO
IWP-O1
KYA1797K
Pyrvinium
UK B.1.1.7
(Alpha)
400000
300000
200000
100000
0
India B.1.617.2
(Delta)
500000
400000
300000
200000
100000
B.1.1.529
(Omicron)
100000
80000
60000
40000
20000

Xu, Wong et al, in preparation

Peroxisome - inducing drugs reduce replication of other RNA viruses Xu, Wong et al, in preparation

SARS - CoV - 2 is highly sensitive to Interferon IFN added pre - infection IFN added post - infection Lokugamage et al , 2020

In vivo testing of Wnt inhibitors

4 DPI, Lung, N=5 60000 40000 20000 0 SARS - CoV - 2 titer (PFU/ml) Promising trend…… • Mice infected with 10x 3 pfu of mouse - adapted SARS - CoV - 2 • Drugs administered IP pre - and post - infection

Summary ■ RNA viruses employ a highly diverse array of tactics to block innate immune signaling ■ This includes novel mechanisms to disrupt biogenesis and/or function of peroxisomes during infection ■ Wnt signaling plays a role in peroxisome homeostasis ■ Genetic or pharmacological upregulation of peroxisomes enhances the IFN response during viral infection

Potential benefits of targeting peroxisomes for antiviral therapy ■ Drugs ……..lots of them! □ Wnt inhibitors □ Peroxisome proliferator - activated receptor agonists □ Good safety profiles □ Bench to bedside route shorter ■ Broad - spectrum antiviral activity ■ Reduce inflammation? ■ Prophylactic and early therapeutic use?

Ongoing studies and future directions ■ Determine how SARS - CoV - 2 depletes peroxisomes □ Candidate viral proteins and interactome studies ■ In vivo studies □ Intranasal and oral delivery routes ■ Testing antiviral activity of Wnt inhibitors in combination with other drugs ■ Screening libraries for additional peroxisome - inducing compounds/drugs ■ Metabolic consequences of peroxisome loss? □ Inflammation and lipotoxicity

Acknowledgements